EXHIBIT 99.5

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                           PRIMARY SERVICING AGREEMENT
                            dated as of March 1, 2007

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                                       and

                                  SUNTRUST BANK
                                Primary Servicer

                      TO BE ENTERED INTO IN CONNECTION WITH
                  THAT CERTAIN POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2007

                                      among

                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           as General Master Servicer,

                               LNR PARTNERS, INC.
                          as General Special Servicer,

                                    NCB, FSB
                             as NCB Master Servicer,

                       NATIONAL CONSUMER COOPERATIVE BANK
                           as Co-op Special Servicer,

                                       and

             U.S. BANK NATIONAL ASSOCIATION as Trustee, Paying Agent
                            and Certificate Registrar

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

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

            This PRIMARY SERVICING AGREEMENT, dated and effective as of March 1, 2007, by and between SUNTRUST BANK (in the capacity of Primary Servicer, the "Primary Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, acting solely in its capacity as a Master Servicer under the Pooling and Servicing Agreement (as defined below) (the "Master Servicer").

                              Preliminary Statement

            WHEREAS, Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, Inc., as general special servicer, NCB, FSB, as NCB master servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, and U.S. Bank National Association, as trustee, paying agent and as certificate registrar, have entered into a Pooling and Servicing Agreement, dated as of March 1, 2007, relating to the Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13 (as amended, from time to time, the "Pooling and Servicing Agreement"), a copy of which is attached hereto as Exhibit A; and

            WHEREAS, the Master Servicer desires that the Primary Servicer act as Primary Servicer with respect to the mortgage loans listed on Schedule I hereto (each, a "Mortgage Loan") and provide, on behalf of the Master Servicer, the necessary servicing of the Mortgage Loans performed in a manner consistent with the Servicing Standard and in a manner consistent with this Agreement and the Pooling and Servicing Agreement from the Closing Date until this Agreement is terminated in accordance herewith;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Primary Servicer and the Master Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            "Agreement": This Primary Servicing Agreement, as modified, amended and supplemented from time to time, including all exhibits, schedules and addenda hereto.

            "Day One Report": With respect to each Mortgage Loan, a statement in the form of the CMSA Loan Periodic Update File (in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Primary Servicer has received notice (including without limitation those for which a notice has been given to the effect that the prepayment will be made at any time during the applicable Collection Period), indicating the Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

            "Loan Status Reports": The form of reports to be submitted by Primary Servicer with respect to reporting about the status of real estate taxes, status of insurance and status of UCC financing statement for the Mortgage Loans as more particularly described and set forth in Exhibit B-3.

            "Master Servicer": As defined in the preamble to this Agreement.

            "Master Servicer Servicing Documents": A copy of the documents contained in the Mortgage File for the Mortgage Loans.

            "Monthly Remittance Report": The Monthly Remittance Report described in Exhibit B-2 hereto and required to be delivered by the Primary Servicer to the Master Servicer under the Task Description.

            "Mortgage Loan": As defined in the Preliminary Statement.

            "Officer's Certificate": In the case of the Primary Servicer, a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, or any Senior Vice President, Vice President or Assistant Vice President or an employee designated as a Primary Servicing Officer pursuant to this Agreement.

            "Payment and Collection Description": The description of the obligations of the Primary Servicer with respect to collection and remittance of payments on the Mortgage Loans as more particularly described in Section 2.1(e).

            "Payment and Loan Status Reports": Collectively, the Monthly Remittance Reports, the Loan Status Reports and the following reports described in the Task Description: the CMSA Operating Statement Analysis Reports, the CMSA NOI Adjustment Worksheets, the CMSA Loan Periodic Update File, the CMSA Property File, the CMSA Loan Level Reserve/LOC Report, the CMSA Servicer Watch List, the CMSA Comparative Financial Status Report and the other CMSA reports required under Section 8.11(g) of the Pooling and Servicing Agreement and required to be delivered by the Primary Servicer as set forth on the Task Description.

            "Pooling and Servicing Agreement": As defined in the preamble to this Agreement.

            "Power of Attorney": A power of attorney of the Master Servicer in favor of the Primary Servicer substantially in the form of Exhibit C hereto.

            "Primary Servicer": As defined in the preamble to this Agreement.

            "Primary Servicer Collection Account": An account which is an Eligible Account established by Primary Servicer for the purposes set forth in this Agreement in the name of "SunTrust Bank, as Primary Servicer for Wells Fargo Bank, National Association, as a Master Servicer for U.S. Bank National Association, as Trustee for the Holders of Morgan Stanley Capital I Inc. , Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13."

            "Primary Servicer Default": As defined in Section 6.1 hereof.

            "Primary Servicer Determination Date": The Business Day immediately preceding each Determination Date.

            "Primary Servicer Errors and Omissions Insurance Policy": As defined in Section 5.3(a) hereof.

            "Primary Servicer Fidelity Bond": As defined in Section 5.3(a) hereof.

            "Primary Servicer Remittance Date": For each Distribution Date, the Business Day immediately succeeding the related Primary Servicer Determination Date.

            "Primary Servicer Servicing Documents": (a) A copy of the documents contained in the Mortgage Files for the Mortgage Loans and (b) all other servicing documents and records in possession of Primary Servicer that relate to or are used for the servicing of the Mortgage Loans and that are not required to be part of the applicable Mortgage Files.

            "Primary Servicing Fee": For each calendar month, as to each Mortgage Loan, an amount equal to the portion of the interest accrued during such calendar month on such Mortgage Loan at a rate per annum equal to the Primary Servicing Fee Rate and on the same interest accrual basis, for the same period and on the same principal balance on which the Servicer's "master servicing fee" accrues with respect to such Mortgage Loan under the Pooling and Servicing Agreement.

            "Primary Servicing Fee Rate": With respect to each Mortgage Loan, a rate per annum equal to the number of basis points set forth opposite such Mortgage Loan on Schedule I hereto.

            "Primary Servicing Officer": Any officer or employee of the Primary Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Master Servicer by the Primary Servicer and signed by an officer of the Primary Servicer, as such list may from time to time be amended.

            "Primary Servicing Termination Date": As defined in Section 6.2 hereof.

            "Prohibited Party": A party that is a proposed Servicing Function Participant that the Primary Servicer seeks to retain as a Servicing Function Participant and as to which the Master Servicer or the Primary Servicer has actual knowledge that such proposed party on any prior date failed to comply with its Exchange Act or Regulation AB obligations with respect to the Subject Securitization Transaction or any other commercial mortgage securitization. In addition, a Prohibited Party shall be any Person identified in writing (delivered prior to the date of retention) by the Depositor as a Person which the Depositor has knowledge that such party on any prior date failed to comply with its Exchange Act or Regulation AB obligations with respect to the Subject Securitization Transaction or any other commercial mortgage securitization.

            "Services": Those activities to be provided by the Primary Servicer for the Servicing of the Mortgage Loans pursuant to the provisions of this Agreement.

            "Servicing": With respect to any Mortgage Loan, the right and obligation of the Primary Servicer to administer such Mortgage Loan in accordance with the provisions hereof.

            "Servicing Documents": The Master Servicer Servicing Documents and Primary Servicer Servicing Documents.

            "Servicing Standard": With respect to the Primary Servicer, to service and administer the Mortgage Loans that the Primary Servicer is obligated to service and administer pursuant to this Agreement on behalf of the Master Servicer and in the best interests of and for the benefit of the Certificateholders (as determined by the Primary Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans; and without regard to: (I) any other relationship that the Primary Servicer, or any Affiliate thereof, may have with the related Mortgagor; (II) the ownership of any Certificate by the Primary Servicer, or any Affiliate thereof; (III) the Master Servicer's obligation to make Advances; and (IV) the right of the Primary Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; provided, however, that in no event shall the foregoing standards be less than the applicable provisions of the Servicing Standard set forth in the Pooling and Servicing Agreement.

            "Special Servicer": As defined in the Preliminary Statement.

            "Successor Primary Servicer": The Person selected by the Master Servicer upon the termination of the Primary Servicer resulting from any Primary Servicer Default, if any, who shall thereafter perform the Services with respect to the Mortgage Loans; provided, that the Master Servicer shall perform all Services with respect to the Mortgage Loan until such Person, if any, is selected.

            "Task Description": The outline description of the obligations of the Primary Servicer and Master Servicer with respect to the Mortgage Loans as set forth in Exhibit B-5 attached to this Agreement.

            "Trustee": As defined in the Preliminary Statement.

                                   ARTICLE II

                                PRIMARY SERVICING

            Section 2.1. Primary Servicing.

            (a) From the Closing Date until the Primary Servicing Termination Date, Master Servicer hereby authorizes and directs Primary Servicer to service, and the Primary Servicer hereby agrees to service, the Mortgage Loans as Primary Servicer on behalf and at the direction of the Master Servicer as provided in this Agreement.

            (b) The Primary Servicer shall perform all tasks and responsibilities necessary to satisfy the requirements set forth under the Task Description, in each case in a manner not inconsistent with the Pooling and Servicing Agreement.

            (c) On or before the Closing Date the Primary Servicer shall establish the Primary Servicer Collection Account, which shall be an Eligible Account, and the Primary Servicer shall notify the Master Servicer in writing of the name and address of the depository institution at which the Primary Servicer Collection Account is maintained and the number of the Primary Servicer Collection Account. The Primary Servicer shall deliver to the Master Servicer prior written notice of any change in the location, name or address of the applicable depository institution or account number of the Primary Servicer Collection Account.

            (d) The Primary Servicer shall make efforts consistent with the Servicing Standard to collect all monthly payments of principal and interest with respect to the Mortgage Loans (except for payments due on or prior to the Cut-Off Date), as well as late charges, default interest, Prepayment Premiums, Insurance Proceeds, Condemnation Proceeds and any and all other amounts due from the Mortgagor or a third party with respect to the Mortgage Loans pursuant to the mortgage loan documents for each Mortgage Loan; provided, however, that with respect to any payments that are required under the terms of the applicable mortgage loan documents to be made directly to a Person other than the holder of the related Mortgage Loan, the Primary Servicer shall use efforts consistent with the Servicing Standard to cause such payments to be made. The Primary Servicer shall deposit all payments and collections received by the Primary Servicer into the Primary Servicer Collection Account on a daily basis; provided, however, that the Primary Servicer shall be entitled to retain and pay to itself the related Primary Servicing Fee from the interest portion of any such payments.

            (e) The Primary Servicer shall not withdraw funds from the Primary Servicer Collection Account, except as follows: (1) on the Primary Servicer Remittance Date occurring in each month, the Primary Servicer shall remit to the Master Servicer by wire transfer of immediately available funds any and all amounts on deposit in the Primary Servicer Collection Account as of the close of business on the Primary Servicer Determination Date occurring in such month (net of any amounts permitted to be withdrawn prior thereto), other than any amounts that represent Scheduled Payments received for a Due Date occurring after such Primary Servicer Determination Date; (2) the Primary Servicer shall remit to the Master Servicer by wire transfer of immediately available funds within one Business Day following the receipt thereof any late payments and any principal prepayments or other unscheduled payments or Balloon Payments (in each case including the related interest payment paid by the Mortgagor); (3) the Primary Servicer shall be entitled to withdraw and pay to itself any investment or other income earned on amounts on deposit in the Primary Servicer Collection Account to the extent provided below; (4) the Primary Servicer shall withdraw and pay to itself each other item of compensation to which it is entitled (but only from the amounts from which such compensation is payable as otherwise provided herein) and (5) the Primary Servicer shall be entitled to withdraw from the Primary Servicer Collection Account at any time any amounts on deposit therein that were not required to be deposited into the Primary Servicer Collection Account. The Primary Servicer shall keep and maintain separate accounting for the purpose of justifying any withdrawals made from the Primary Servicer Collection Account. In the event any payments received by Primary Servicer becomes NSF after the monies associated with that payment have been remitted to the Master Servicer, the Master Servicer will return such moneys to Primary Servicer by wire transfer in immediately available funds within one Business Day following notice from the Primary Servicer. Funds in the Primary Servicer Collection Account may be invested and, if invested, shall be invested by, and at the risk of, the Primary Servicer in Eligible Investments selected by the Primary Servicer which shall mature, unless payable on demand, not later than the Business Day immediately preceding the next date on which such funds are required to be remitted to the Master Servicer, and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible Investments shall be made in the name of "U.S. Bank National Association, as Trustee for the Holders of the Morgan Stanley Capital I Inc., Series 2007-IQ13." An amount equal to all income and gain realized from any such investment shall be for the account of the Primary Servicer as additional servicing compensation and the Primary Servicer shall be entitled to withdraw such income and gain from the Primary Servicer Collection Account at any time and from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the Primary Servicer, which shall deposit the amount of such loss in the Primary Servicer Collection Account (to the extent such loss is not offset by income from other investments that is retained in the Primary Servicer Collection Account) out of its own funds immediately as realized.

            (f) With respect to escrow or reserve payments as listed on the Task Description, the Primary Servicer shall collect escrow or reserve amounts with respect to the Mortgage Loans, and shall deposit such funds in an escrow account, which shall be an Eligible Account, and shall maintain, disburse and account for such funds as provided in the Task Description, for real estate taxes, insurance and reserves, and escrows for repairs, replacements, principal and interest payments and lease payments, and any other matters specified in any agreement in which funds are held at the time, and in the manner and for the purposes as otherwise required or delineated in the mortgage loan documents for each Mortgage Loan and with respect to the Master Servicer under the Pooling and Servicing Agreement. The Primary Servicer may direct the investment of such funds subject to and in accordance with the criteria and requirements set forth in the Pooling and Servicing Agreement relating to Escrow Accounts, including without limitation the obligation to deposit into the Escrow Account the amount of any investment losses to the extent required in the Pooling and Servicing Agreement. Primary Servicer shall have the benefit and shall retain all interest and income earned on the Escrow Accounts for the Mortgage Loans that is not paid to Mortgagors.

            (g) Notwithstanding any contrary provision of the Task Description, the Primary Servicer shall actively monitor each Mortgagor to determine whether it is maintaining insurance coverage required by the related mortgage loan documents and the Pooling and Servicing Agreement. If at any time the Primary Servicer determines that any Mortgagor may not be maintaining or is not maintaining insurance coverage required by the mortgage loan documents and the Pooling and Servicing Agreement, the Primary Servicer shall promptly notify the Master Servicer of such possible or actual failure and, if requested, provide the Master Servicer with details of the Mortgagor's insurance coverage. The Master Servicer will make (i) the determination of whether or not the insurance coverage meets the requirements of the mortgage loan documents and the Pooling and Servicing Agreement, including any assessment of the availability of such insurance at commercial reasonable rates and terms, (ii) any decision to advance or force place insurance and (iii) any determination to waive or enforce any such insurance requirement.

            Section 2.2. Standard of Care. The Primary Servicer shall perform all Services on behalf of the Master Servicer in accordance with the terms of this Agreement, the Servicing Standard and the applicable provisions of the Pooling and Servicing Agreement. Primary Servicer and the Master Servicer agree that, in connection with the performance of its obligations hereunder, the Primary Servicer shall be entitled to request from the Master Servicer, and the Master Servicer agrees that it shall provide, express instructions for the completion of any of the Services to be performed or completed by the Primary Servicer, to the extent necessary to clarify any ambiguities in the terms of this Agreement. The Master Servicer further agrees that the Primary Servicer shall be entitled to rely upon any such written instructions. The Master Servicer shall be entitled from time to time to provide reasonable instructions to the Primary Servicer regarding the actions or inactions that comply with the Servicing Standard under the Pooling and Servicing Agreement and the Primary Servicer shall comply with such instructions.

            Section 2.3. Compensation and Other Payments to the Primary Servicer. As consideration for the Primary Servicer's performance of the Services hereunder, the Primary Servicer shall be entitled to deduct (and retain from the remittance otherwise required to be made to the Master Servicer) the Primary Servicing Fee in accordance with Section 2.1(e) of this Agreement, with respect to the related Collection Period for the Mortgage Loans, and only with respect to such Mortgage Loan for which a payment was received by the Master Servicer or forwarded to the Master Servicer by the Primary Servicer. Notwithstanding the foregoing, Primary Servicer shall not be entitled to a Primary Servicing Fee with respect to any Mortgage Loan for which a Servicing Transfer Event has occurred unless such Mortgage Loan becomes a Rehabilitated Mortgage Loan or with respect to which the Primary Servicer has been terminated as Primary Servicer under this Agreement and the Pooling and Servicing Agreement.

            Primary Servicer shall have the benefit and shall retain all interest and income earned on the Primary Servicer Collection Account for the Mortgage Loans to the extent provided in Section 2.1(e) and on the escrow accounts to the extent provided in Section 2.1(f). If Primary Servicer is terminated under this Agreement, it shall be entitled to collect all such interest and income that accrues through the date of termination. If any Mortgage Loan becomes a Specially Serviced Mortgage Loan, Primary Servicer shall be entitled to collect all such interest and income that accrues through the date of the applicable Servicing Transfer Event. The right to retain such interest and income shall resume if such Mortgage Loan becomes a Rehabilitated Mortgage Loan.

            The Primary Servicer shall also be entitled to retain the fees or portions of fees set forth in the Task Description and Exhibit B-6. The Primary Servicer shall not be entitled to receive any default interest or late fees collected from the Mortgagor, and the Primary Servicer shall promptly, upon collection of such amounts, forward such interest and fees to the Master Servicer in accordance with the Payment and Collection Description. Primary Servicer may waive the right to collect a fee or portion of a fee to which it is entitled under this Agreement but may not waive or otherwise affect the rights of other parties to any other fees or portions of fees to which Primary Servicer is not entitled.

            The Primary Servicer shall be required to pay out of its own funds, without reimbursement, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, and Primary Servicer shall be required to pay all expenses that it incurs in the administration of this Agreement (but not those incurred at the direction or request of Master Servicer or a third party which direction or request requires the performance of a task or obligation not contemplated of Primary Servicer under this Agreement) and shall not be entitled to reimbursement of such costs and expenses, except (1) as may be specifically provided in this Agreement or
(2) to the extent expenses are reimbursable by a Mortgagor under the applicable mortgage loan documents and the Mortgagor makes such reimbursement.

            Section 2.4. Primary Servicer Representations and Warranties. The Primary Servicer hereby makes the following representations and warranties for the benefit of the Master Servicer:

            (a) The Primary Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and the Primary Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

            (b) The execution and delivery of this Agreement by the Primary Servicer and the performance and compliance with the terms of this Agreement by the Primary Servicer will not violate the Primary Servicer's organizational documents or constitute default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (c) The Primary Servicer has the power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement;

            (d) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, constitutes a valid, legal and binding obligation of the Primary Servicer enforceable against the Primary Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (e) The Primary Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Primary Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Primary Servicer to perform its obligations under this Agreement or the financial condition of the Primary Servicer;

            (f) No litigation is pending or, to the best of the Primary Servicer's knowledge, threatened against the Primary Servicer the outcome of which, in the Primary Servicer's good faith and reasonable judgment, could reasonably be expected to prohibit the Primary Servicer from entering into this Agreement or materially and adversely affect the ability of the Primary Servicer to perform its obligations under this Agreement;

            (g) No consent, approval, authorization or order, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Primary Servicer with this Agreement or the consummation by the Primary Servicer of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Primary Servicer under this Agreement.

            (h) The Primary Servicer is not a "Prohibited Party" (as defined in the Pooling and Servicing Agreement).

            The Primary Servicer further represents that since the origination of the Mortgage Loans, the Primary Servicer (in its capacity as interim servicer of the Mortgage Loans prior to the date hereof) has serviced the Mortgage Loans in accordance with their terms.

                                  ARTICLE III

                           DOCUMENTS AND OTHER MATTERS

            Section 3.1. Segregation of Loan Documents. The Primary Servicer shall segregate the Primary Servicer Servicing Documents related to the Mortgage Loans from all other assets of the Primary Servicer and, upon request, forward to the Master Servicer copies of such documents or originals of such documents if in the possession of Primary Servicer and not part of the Mortgage File forwarded to the Trustee.

            Section 3.2. Access to Documents; Provision of Certain Information. The Primary Servicer shall make available to the Master Servicer or any Successor Primary Servicer, at a reasonable time, such information as the Master Servicer or such Successor Primary Servicer shall reasonably request in writing and shall make available to the Master Servicer or any Successor Primary Servicer or Persons designated by the Master Servicer or such Successor Primary Servicer such documents as the Master Servicer shall reasonably request in writing. The Primary Servicer shall afford access to the information described in Section 8.15(b) of the Pooling and Servicing Agreement to those Persons identified in such Section as entitled to access to such information from the Master Servicer. The Master Servicer shall make available to the Primary Servicer, at a reasonable time, such information as the Primary Servicer shall reasonably request in writing in connection with the performance of the Services and, subject to the terms and conditions of Section 8.15(b) of the Pooling and Servicing Agreement, shall make available to the Primary Servicer or Persons designated by the Primary Servicer such documents related to the Mortgage Loans and the Servicing of the Mortgage Loans as the Primary Servicer shall reasonably request in writing.

                                   ARTICLE IV

                           MASTER SERVICER ASSISTANCE

            Section 4.1. Master Servicer Assistance.

            (a) The Master Servicer shall make reasonable efforts to do any and all things reasonably requested by the Primary Servicer to enable the Primary Servicer to render the Services, including, without limitation, delivering to the Trustee any receipts or other documentation that the Trustee may require to allow it to release any Mortgage Files or documents contained therein or acquired in respect thereof requested by the Primary Servicer. Notwithstanding any other provision of this Agreement to the contrary (including any contrary provision of Exhibit B-5), the Primary Servicer shall do any and all things reasonably requested by the Master Servicer to enable the Master Servicer to comply with its obligations under the Pooling and Servicing Agreement. Before the Master Servicer releases all or any portion of any Mortgage File or document contained therein or acquired in respect thereof to the Primary Servicer, the Master Servicer may require the Primary Servicer to execute a receipt therefor or, in the event of a Mortgage Loan that has been repaid in full, a certificate with respect to the payment in full of the related Mortgage Loan.

            (b) The Master Servicer shall deliver to the Primary Servicer the Power of Attorney on or before the Closing Date. If required in connection with the provision of the Services, the Master Servicer shall furnish, or cause to be furnished, to the Primary Servicer, upon request, any powers of attorney of the Master Servicer or the Trustee, empowering the Primary Servicer to take such actions as it determines to be reasonably necessary to comply with its Servicing duties hereunder or to enable the Primary Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with the Servicing Standard and the terms of this Agreement. The Primary Servicer hereby agrees to indemnify the Master Servicer and the Trustee from any loss, damage, expense or claim relating to misuse or wrongful use of any such power of attorney.

            Section 4.2. Specially Serviced Mortgage Loans. The Primary Servicer shall promptly notify the Master Servicer and the Special Servicer, with respect to each Specially Serviced Mortgage Loan, of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Primary Servicer and such other matters as would, consistent with the Servicing Standard, require notification to the owner or the servicer of the Mortgage Loan. The Master Servicer shall notify the Primary Servicer of any Specially Serviced Mortgage Loan becoming a Rehabilitated Mortgage Loan promptly following the Master Servicer's receipt of notice to such effect from the Special Servicer and shall request, upon request by the Primary Servicer, from the Special Servicer copies of all relevant documents received by the Special Servicer during the time that such Mortgage Loan was a Specially Serviced Mortgage Loan and deliver to the Primary Servicer such documents promptly following the Master Servicer's receipt thereof, together with any relevant documents received by the Master Servicer (other than from the Primary Servicer) during the time that such Mortgage Loan was a Specially Serviced Mortgage Loan.

                                   ARTICLE V

                     ADDITIONAL PRIMARY SERVICER COVENANTS

            Section 5.1. Additional Notices. The Primary Servicer shall promptly notify the Master Servicer of any significant events which become known to Primary Servicer affecting the Mortgage Loans, the related Mortgagor or related Mortgaged Property, such as a payment default, a bankruptcy, a judicial lien or casualty event, and the Primary Servicer shall also promptly advise the Master Servicer of all material collection and customer service issues and, if requested, shall furnish the Master Servicer with copies of any correspondence or other documents in the possession of the Primary Servicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Primary Servicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation related to such Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Primary Servicer's possession related to such litigation, including, without limitation, copies of related Servicing Documents.

            Section 5.2. No Personal Solicitation. The Primary Servicer hereby agrees that it will not knowingly take any action or cause any action to be taken by any of its agents or Affiliates, or independent contractors or working on its behalf, to personally, by telephone or mail, solicit the prepayment of any Mortgage Loan by any Mortgagor. The Primary Servicer agrees not to forward to any Mortgagor or other obligors under a Mortgage Loan, any correspondence or documents between Master Servicer and Primary Servicer without the consent of the Master Servicer or Special Servicer (each acting in its sole discretion), unless required by law.

            Section 5.3. Fidelity Bond and Errors and Omissions Insurance
Policy.

            (a) The Primary Servicer, at its own expense, shall maintain in effect a fidelity bond (the "Primary Servicer Fidelity Bond") and an errors and omissions policy (the "Primary Servicer Errors and Omissions Insurance Policy") with a Qualified Insurer, naming the Master Servicer as additional insured, affording coverage for all directors, officers and employees (it being acknowledged that a "Qualified Insurer" shall for this purpose include any entity that satisfies all of the criteria, other than the ratings criteria, set forth in the definition of "Qualified Insurer" and whose obligations under the related Primary Servicer Fidelity Bond or Primary Servicer Errors and Omissions Insurance Policy are guaranteed or backed by an entity that satisfies the ratings criteria set forth in the definition of "Qualified Insurer" (construed as if such entity were an insurer referred to therein)). The Primary Servicer Errors and Omissions Insurance Policy and Primary Servicer Fidelity Bond shall be in such form and amount that would satisfy the requirements for such policies as the Master Servicer must satisfy as set forth in Section 8.2 of the Pooling and Servicing Agreement. The Primary Servicer shall furnish to the Master Servicer, not later than thirty (30) days after the Closing Date, evidence (which evidence may consist of a certificate from the applicable insurance company or companies) of the Primary Servicer's compliance with this Section 5.3(a).

            (b) The Primary Servicer shall promptly report in writing to the Master Servicer any material adverse changes that may occur in the Primary Servicer Fidelity Bond or the Primary Servicer Errors and Omissions Insurance Policy and shall furnish to the Master Servicer upon written request copies of all certificates from the applicable insurance company or companies evidencing that such bond and insurance policy are in full force and effect. The Primary Servicer shall promptly report in writing to the Master Servicer all cases of embezzlement or fraud or irregularities of operation relating to the servicing of the Mortgage Loans by the Primary Servicer and its employees, officers, directors, agents and representatives if such events involve funds relating to the Mortgage Loans. The total of such losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Primary Servicer's bonding companies or insurers relating to the Mortgage Loans or the servicing thereof, a copy of such report (which report may omit any references to individuals suspected of such embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Master Servicer.

            Section 5.4. Primary Servicer's Financial Statements and Related Information. The Primary Servicer shall deliver to the Master Servicer, within 120 days after the end of its fiscal year, a copy of its annual financial statements, such financial statements to be audited if then customarily audited, and with respect to any unaudited financial statements provided by the Primary Servicer, which financial statements shall be certified by the Primary Servicer's chief financial officer to be true, correct and complete. The Primary Servicer shall notify the Master Servicer, as of the Closing Date, of the Primary Servicer's fiscal year and shall notify the Master Servicer promptly after any change thereof.

            Section 5.5. No Advancing. Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances. The Primary Servicer will promptly notify the Master Servicer in accordance with the Task Description if the Primary Servicer believes that a Servicing Advance is or will be required to be made with respect to any Mortgage Loan.

            Section 5.6. Inspection Rights. The Primary Servicer shall afford the Master Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Primary Servicing Officers of the Primary Servicer responsible for its obligations hereunder. Without limiting the foregoing, the Master Servicer may visit the offices of the Primary Servicer no more than once annually (including visits under similar primary servicing and subservicing agreements between the Master Servicer and the Primary Servicer for commercial mortgage loans) for the purpose of reviewing the Primary Servicer's compliance with this Agreement and such similar agreements, upon reasonable notice and during normal business hours, and Primary Servicer will cooperate with Master Servicer to provide Master Servicer with the information that Master Servicer reasonably requests to permit such review.

            Section 5.7. Authorized Officer. Primary Servicer shall provide Master Servicer promptly with a written list of authorized Primary Servicing Officers of Primary Servicer, which may be amended from time to time by written notice from Primary Servicer to Master Servicer; provided, however, that such list shall denote one principal Primary Servicing Officer responsible for the Primary Servicer's obligations under this Agreement.

            Section 5.8. Additional Reports. Primary Servicer shall produce such additional written reports with respect to the Mortgage Loans as the Master Servicer may from time to time reasonably request in order to comply with its obligations under the Pooling and Servicing Agreement, provided that if any Person is requesting the report from the Master Servicer pursuant to the Pooling and Servicing Agreement, such report constitutes an ad-hoc non-standard report, no additional recalculation or combinations of the information provided by the Primary Servicer are required for the Master Servicer to produce such report and the Master Servicer receives a fee for the production of such report, then the Master Servicer shall pay such fee to the Primary Servicer.

            Section 5.9. Modifications, Waivers, Consents and Amendments. Proposed modifications, waivers, consents or amendments after the Closing Date ("Post-Closing Requests") shall be handled as set forth on Exhibit B-6.

            Section 5.10. Prepayment Interest Shortfalls. For any Mortgage Loan, Primary Servicer shall require Principal Prepayments to be made so as not to cause a Prepayment Interest Shortfall. If the mortgage loan documents of a related Mortgage Loan do not allow Primary Servicer to require Principal Prepayments (or condition acceptance of Principal Prepayments) on a date that will avoid a Prepayment Interest Shortfall ("Non-Mandatory Prepayment Date Mortgage Loan"), then Primary Servicer shall pay to Master Servicer on the date specified in Section 2.1(e)(2) of this Agreement, in addition to all other amounts due for such Principal Prepayment, an amount payable by the Primary Servicer from its own funds without reimbursement therefor equal to any Prepayment Interest Shortfall that results from such Principal Prepayment; provided, however, that for all Principal Prepayments received during any Collection Period, the Primary Servicer shall in no event be required to remit an amount greater than the amount of the aggregate of the Primary Servicing Fees for such Collection Period.

            Section 5.11. Quarterly Servicing Accounts Reconciliation Certification. The Primary Servicer shall execute and deliver to the Master Servicer a certification substantially in the form set forth in Exhibit E hereto no later than the 25th calendar day of each January, April, July and October, commencing in July 2007 (the date of such delivery, in each case, a "Reconciliation Certification Date"), with respect to the three consecutive calendar months immediately preceding the calendar month in which such Reconciliation Certification Date falls (and, in the case of the initial such report, the period from the Closing Date through March 30, 2007).

            Section 5.12. Exchange Act Reports; Annual Compliance Documents.

            (a) Regulation AB Compliance and Related Provisions of the PSA. The Primary Servicer affirms its agreement to comply with all of the duties and obligations imposed on it as a "Reporting Servicer", a "Primary Servicer" and/or a "Reporting Sub-Servicer" under Article XIII of the Pooling and Servicing Agreement. In addition, by its execution hereof, the Primary Servicer agrees to such duties and obligations also for the benefit of the Master Servicer as if such duties and obligations inured directly to the benefit of the Master Servicer (in addition to any other party to whom the benefit of any such duty or obligation may otherwise inure under Article XIII of the Pooling and Servicing Agreement).

            (b) Additional Requirements. In addition to the duties and obligations contemplated by subsection (a), the Primary Servicer agrees as follows:

            (i) Annual Compliance Documents. For the avoidance of doubt, at all times during the term of this Agreement, the Primary Servicer shall deliver an annual compliance statement pursuant to Item 1123 of Regulation AB (as contemplated by Section 13.9 of the Pooling and Servicing Agreement), an annual report on assessment of compliance with Servicing Criteria pursuant to Item 1122 of Regulation AB (as contemplated by
      Section 13.10 of the Pooling and Servicing Agreement) and a registered public accounting firm attestation report pursuant to Item 1122 of Regulation AB (as contemplated by Section 13.11 of the Pooling and Servicing Agreement), in each case regardless of the number and percentage of Mortgage Loans serviced at any time by the Primary Servicer and as if the Trust is at all times subject to the reporting requirements of the Exchange Act (notwithstanding that the Trust may otherwise have ceased at any time to be subject to the reporting requirements of the Exchange Act). In addition, in furtherance of the Master Servicer's duties under Section
      13.6 of the Pooling and Servicing Agreement, simultaneously with its delivery of the annual compliance documents referred to in the prior sentence, the Primary Servicer shall execute and deliver to or as directed by the Master Servicer and/or the Depositor a backup certification, which shall be in the precise form attached as Exhibit BB-5 to the Pooling and Servicing Agreement.

            (ii) Accounting Firm Attestation. The firm that renders the attestation report for the Primary Servicer pursuant to Item 1122 of Regulation AB, as contemplated under Section 13.11 of the Pooling and Servicing Agreement, shall be a firm that is registered with the Public Company Accounting Oversight Board and either shall be a "big 4" accounting firm or shall be subject to the reasonable approval of the Master Servicer. Not later than November 1 of each calendar year (commencing in 2006), the Primary Servicer shall deliver to the Master Servicer evidence (reasonably satisfactory to the Master Servicer) of the Primary Servicer's engagement of an accounting firm (registered with the Public Company Accounting Oversight Board and subject to the reasonable approval of Master Servicer) to perform the attestation report pursuant to
      Item 1122 of Regulation AB (as contemplated by Section 13.11 of the Pooling and Servicing Agreement) that is due in the next succeeding calendar year pursuant to the Pooling and Servicing Agreement and this Agreement.

            (iii) Copies of Reports and Information. The Primary Servicer shall deliver or caused to be delivered to the Master Servicer a copy of each notice, report, certification or other document delivered by or on behalf of the Primary Servicer to any Person (other than the Master Servicer) under Article XIII of the Pooling and Servicing Agreement, in each case simultaneously with the delivery thereof to such Person.

            (iv) Disclosure of Agreement and Reports. The Subservicer hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (v) Merger, Assignment and Delegation. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, as long as the Trust is subject to the reporting requirements of the Exchange
      Act: (A) the Primary Servicer may not remain the Primary Servicer under this Agreement after (x) being merged or consolidated with or into any Person that is a Prohibited Party if the surviving entity of such merger or consolidation is a Prohibited Party, or (y) transferring all or substantially all of its assets to any Person if the successor to the Primary Servicer in such transfer is a Prohibited Party; (B) the Primary Servicer may not assign, sell or transfer its rights and duties under this Agreement to any Person that is a Prohibited Party; and (C) the Primary Servicer may not enter into a sub-servicing agreement with any party that is a Prohibited Party. The Primary Servicer shall not delegate or subcontract any of its duties under this Section 5.12 under any circumstances, notwithstanding any provisions of this Agreement that otherwise authorizes the Primary Servicer to delegate its obligations under this Agreement.

                                   ARTICLE VI

                     PRIMARY SERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

            Section 6.1. Primary Servicer Default. Each of the following events shall constitute a "Primary Servicer Default" hereunder:

            (i) any failure by the Primary Servicer to remit to the Master Servicer when due any amount required to be remitted under this Agreement; or

            (ii) any failure by the Primary Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Primary Servicer contained in this Agreement, which failure continues unremedied for a period of twenty-five (25) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Primary Servicer by the Master Servicer; provided, however, that to the extent the Master Servicer determines, in its reasonable discretion, that the Primary Servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such failure; provided, further, that such cure period may not exceed sixty (60) days; and; provided, further that if such failure to perform on the part of the Primary Servicer results in an Event of Default by the Master Servicer under the Pooling and Servicing Agreement, then the cure periods described in this Section 6.1(ii) shall not apply; or

            (iii) any breach of the representations and warranties made pursuant to Section 2.4 hereof that materially and adversely affects the interest of the Master Servicer and that continues unremedied for a period of twenty-five (25) days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given by the Master Servicer to Primary Servicer; provided, however, that to the extent the Master Servicer determines in its reasonable discretion that the Primary Servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such breach; provided, however, that such cure period may not exceed sixty (60) days; and provided, further, that if such failure to perform on the part of the Primary Servicer results in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default) by the Master Servicer under the Pooling and Servicing Agreement, then the cure periods described in this
      Section 6.1(iii) shall not apply; or

            (iv) any Rating Agency shall qualify, lower or withdraw the outstanding rating of any Class of Certificates because the prospective financial condition or mortgage loan servicing capacity of the Primary Servicer is insufficient to maintain such rating; or

            (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (vi) the Primary Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or of or relating to all or substantially all of its property; or

            (vii) the Primary Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (viii) any other event caused by the Primary Servicer which creates an Event of Default (or an event that with notice or the passage time would constitute such an Event of Default) of the Master Servicer under the Pooling and Servicing Agreement; or

            (ix) any compliance assessment delivered by the Primary Servicer, or any attestation thereof by an accounting firm, includes an exception or variance from the criteria assessed therein that the Master Servicer determines, in its reasonable and good faith judgment, is a material exception or variance from the servicing criteria addressed therein or from the established practices of prudent institutional servicers of commercial mortgage loans held by securitization vehicles; or

            (x) the Primary Servicer or any Additional Servicer or Sub-Servicer appointed by the Primary Servicer shall fail to deliver any Exchange Act reporting items required to be delivered by such servicer under Article XIII of the Pooling and Servicing Agreement or under Section 5.12 of this Agreement at the times required under such Article or such Section, as the case may be, or the failure of the Primary Servicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any transaction similar to the Subject Securitization Transaction; or

            (xi) the Primary Servicer is a "Sub-Servicer" (as defined in the Pooling and Servicing Agreement) and is deemed to be a "Prohibited Party" (as defined in the Pooling and Servicing Agreement), or the Primary Servicer enters into any subservicing agreement with any such "Prohibited Party" (as defined in the Pooling and Servicing Agreement), at any time.

            Primary Servicer agrees to give prompt written notice to Master Servicer upon the occurrence of any Primary Servicer Default.

            If the Primary Servicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes a Primary Servicer Default), then interest shall accrue on the amount that was required to be remitted, and the Primary Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

            Section 6.2. Termination.

            (a) The obligations and responsibilities of the Primary Servicer as created hereby (other than as expressly provided herein) shall terminate upon the earliest to occur of (i) the receipt by the Primary Servicer of the Master Servicer's written notice of such termination delivered at the Master Servicer's option following the occurrence of a Primary Servicer Default, (ii) the final payment or other liquidation of the last Mortgage Loan remaining outstanding and
(iii) the date set forth as the date of termination in an instrument executed by both the Primary Servicer and the Master Servicer and evidencing their mutual consent that this Agreement be terminated (the date on which any of the events described in clause (i), (ii) or (iii) of this sentence takes place, the "Primary Servicing Termination Date"). From and after the Primary Servicing Termination Date, the Primary Servicer shall, if applicable, continue to cooperate in the transfer of primary servicing, including the delivery of files and transfer of accounts as contemplated hereby but shall have no further obligations under this Agreement.

            (b) Without limiting the foregoing, the Primary Servicer agrees that the rights and duties of the Master Servicer under this Agreement and the Pooling and Servicing Agreement may be assumed by a successor Master Servicer or the Trustee upon a termination of the Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement.

            (c) Primary Servicer's rights and obligations shall expressly survive a termination of Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement (except a termination of Master Servicer caused by a Primary Servicer Default). In the event of such a termination, any successor Master Servicer or the Trustee (if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically have assumed and agreed to this Agreement without further action upon becoming the successor Master Servicer.

            (d) Upon the request of Primary Servicer, the successor Master Servicer or Trustee, as applicable, shall confirm to Primary Servicer in writing that this Agreement remains in full force and effect. Upon the request of the successor Master Servicer or Trustee, Primary Servicer shall confirm to the successor Master Servicer or Trustee, as applicable, in writing that this Agreement remains in full force and effect.

            (e) The Master Servicer's reimbursement obligations to the Primary Servicer hereunder shall survive the Primary Servicing Termination Date, but only to the extent such reimbursement relates to a period prior to the termination of all of the Primary Servicer's obligations hereunder.

            (f) The rights of Master Servicer to terminate Primary Servicer upon the occurrence of a Primary Servicer Default shall be in addition to any other rights Master Servicer may have at law or in equity, including injunctive relief or specific performance.

            Section 6.3. Assignment by Primary Servicer. This Agreement and the rights and benefits hereunder of the Primary Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Primary Servicer (subject to Section 5.12) may assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) to a parent company of Primary Servicer or a wholly-owned subsidiary or affiliate of such party, or a successor by merger of Primary Servicer; (ii) the Primary Servicer shall be entitled to employ subcontractors to the extent provided in Article VII and (iii) the Primary Servicer (subject to Section 5.12) shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the reasonable approval of the Master Servicer. Any such assignment under this Section 6.3 (other than one described in clause (ii) above) shall (i) not be effective until such successor Primary Servicer enters into a written agreement satisfactory to Master Servicer agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and (ii) not relieve the assigning Primary Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Primary Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void.

            Section 6.4. Resignation of Primary Servicer. The Primary Servicer shall not resign from the obligations and duties hereby imposed on it (except as otherwise permitted under Section 6.3) unless it determines that the Primary Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Primary Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation shall become effective until a successor servicer designated by the Master Servicer shall have assumed the Primary Servicer's responsibilities and obligations under this Agreement.

            Section 6.5. Post-Termination Obligations.

            (a) In the event of a termination of the Primary Servicer's rights and duties hereunder due to a Primary Servicer Default, any assignment of the Primary Servicer's rights and duties hereunder permitted under Section 6.3 or any resignation of the Primary Servicer from its rights and duties hereunder permitted under Section 6.4, as the case may be, the Primary Servicer shall promptly (i) deliver the Servicing Documents to the Master Servicer or a Successor Primary Servicer, as directed by the Master Servicer, (ii) remit to or at the direction of the Master Servicer, by wire transfer of immediately available funds, all cash held by the Primary Servicer with respect to the Mortgage Loans, and (iii) if so requested by the Master Servicer, assign to the Master Servicer or a Successor Primary Servicer, as directed by the Master Servicer, and in such event the Master Servicer shall assume, or cause the Successor Primary Servicer to assume, all service contracts related to the Mortgage Loans transferred thereon but only to the extent such contracts are assignable and the required consents (if any) to such assignments have been obtained. The Primary Servicer shall use all reasonable efforts to obtain the consents required to effect such assignments.

            (b) On and after the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be, the Primary Servicer shall promptly endorse and send to or at the direction of the Master Servicer via overnight mail or delivery service any checks or other funds in respect of the Mortgage Loans which are received by the Primary Servicer.

            (c) The Primary Servicer shall provide to the Master Servicer promptly (but in no event later than ten (10) Business Days) after the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be, the following information, in each case as of such date: (a) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Primary Servicer with regard to the Mortgage Loans, further itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents, if any, and all other payments and (b) a current trial balance for such Mortgage Loan.

            (d) On a date to be agreed upon by the Primary Servicer and the Master Servicer, but not later than the Business Day following the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be, the Primary Servicer shall commence and continue diligently to completion at its own expense, to notify the Mortgagors under the Mortgage Loans of the address to which payments on such Mortgage Loans should be sent after the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be; provided, however, that in any event, Primary Servicer shall be obligated to notify Mortgagors within seven (7) Business Days following the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be.

            (e) The Primary Servicer shall promptly forward to the Master Servicer, at the Primary Servicer's expense all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to any Mortgage Loan which is received by the Primary Servicer after the Primary Servicing Termination Date, the date of any assignment of the Primary Servicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Primary Servicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be.

            (f) The Primary Servicer shall otherwise cooperate in the orderly transfer of the servicing of the Mortgage Loans and shall forward to the Master Servicer and any Successor Primary Servicer such documents as it may receive from time to time regarding any Mortgage Loan transferred and provide such other assistance as may reasonably be required by the Master Servicer or any Successor Primary Servicer regarding such transfer.

            (g) Primary Servicer shall be entitled to all fees, compensation, interest and earnings on the Mortgage Loans accrued through the date of termination of its obligations and rights under this Agreement.

            Section 6.6. Additional Terminations. Notwithstanding any provision herein to the contrary, this Agreement shall terminate with respect to any Mortgage Loan if and when (i) such Mortgage Loan becomes a Specially Serviced Mortgage Loan or an REO Mortgage Loan (provided that this Agreement shall resume as to such Mortgage Loan if and when such Mortgage Loan becomes a Rehabilitated Mortgage Loan), (ii) such Mortgage Loan is sold or otherwise disposed of by or on behalf of the Trust or (iii) such Mortgage Loan is defeased. In the event of such termination, the Primary Servicer shall comply with Section 6.5 as if a Primary Servicer Default had occurred, except that such Section shall be construed to relate only to such Mortgage Loan and references therein to Primary Servicing Termination Date shall be construed to mean the date of such termination, and (ii) the Primary Servicer shall cooperate in the orderly transfer of the servicing of such Mortgage Loan and shall forward to the Master Servicer such documents as it may receive from time to time with respect thereto and provide such other assistance as may reasonably be required by the Master Servicer with respect thereto. The Primary Servicer shall be entitled to all fees, compensation, interest and earnings on such Mortgage Loan (to which the Primary Servicer is otherwise entitled hereunder) accrued through the date of termination of its obligations and rights with respect to such Mortgage Loan under this Agreement, except that the Master Servicer shall be entitled to any and all fees actually collected in connection with the defeasance of any Mortgage Loan. If a Mortgage Loan subsequently becomes a Rehabilitated Mortgage Loan, then the Primary Servicer shall promptly resume the servicing of such Mortgage Loan in accordance with the terms hereof.

                                   ARTICLE VII

                                 SUBCONTRACTORS

            Without prior notice to or the prior written consent of the Master Servicer, the Primary Servicer (subject to Section 5.12) shall be permitted to employ, at its own expense, subcontractors to perform selected services (such as the engagement of tax monitoring services, property inspections, etc.) in connection with Primary Servicer's performance of the Services for the Mortgage Loans; provided, however, that: (1) the Primary Servicer shall remain fully liable at all times for the timely performance of all Services and for all other obligations hereunder; (2) the terms of such an arrangement shall not be binding upon the Master Servicer or any successor primary servicer or Primary Servicer of the Mortgage Loans; (3) no such arrangement shall obligate the Master Servicer to communicate or deal with any Person under this Agreement other than the Primary Servicer; (4) no such arrangement shall result in the delegation by the Primary Servicer of its duty to make any recommendation for the granting or withholding of any consent or waiver or the making of any other decision on the part of the holder of any Mortgage Loan; and (5) such arrangements taken together shall not result in the delegation by the Primary Servicer of substantially all of its duties hereunder to any one Person or group of Affiliated Persons.

                                  ARTICLE VIII

            PRIMARY SERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

            All records relating to the Mortgage Loans held by the Primary Servicer, including but not limited to the Primary Servicer Servicing Documents, mortgage servicing documents, books, computer tapes and other documents and records (except for microfilm records) as well as any reproductions or copies of such records furnished for the purposes of performing Services from the Cut-Off Date are, and shall continue at all times to be, held by the Primary Servicer for the benefit of the Master Servicer and shall not be released, disseminated or otherwise made available to third parties without the prior written consent of the Master Servicer.

                                   ARTICLE IX

                                 INDEMNIFICATION

            Section 9.1. Primary Servicer's Indemnity.

            (a) The Primary Servicer shall indemnify the Master Servicer, its officers, employees and agents against, and hold the Master Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Master Servicer arising out of or related to
(i) a negligent or willful failure of the Primary Servicer or any Person hired by the Primary Servicer to perform properly any of the Services to be performed by the Primary Servicer pursuant to the Payment and Collection Description, the Payment and Loan Status Reports and Task Description, (ii) any failure by the Primary Servicer to perform its obligations under this Agreement, or (iii) breach of any of the Primary Servicer's representations and warranties hereunder; provided, however, that the Primary Servicer shall not be required to indemnify the Master Servicer, its officers, employees or agents against or hold the Master Servicer, its officers, employees or agents harmless from any losses to the extent that such loss is caused by the actions of the Master Servicer, its officers, employees or agents in violation of the Master Servicer's duties under this Agreement or under the Pooling and Servicing Agreement (except to the extent that such failure was caused by the Primary Servicer's failure to perform its obligations hereunder). The indemnification provided under this Section 9.1 shall survive the Primary Servicing Termination Date. The Master Servicer shall promptly notify the Primary Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Master Servicer to indemnification hereunder. The Primary Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Master Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Primary Servicer shall not affect any of the Master Servicer's rights to indemnification.

            (b) Neither the Primary Servicer nor any of the directors, officers, employees or agents of the Primary Servicer shall be under any liability to the Master Servicer, the holders of the Certificates, the Depositor, the Trustee or any other Person for any action taken or for refraining from the taking of any action in good faith and using its reasonable business judgment pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Primary Servicer or any such person against any breach of a covenant, representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Primary Servicer and any director, officer, employee or agent of the Primary Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Section 9.2. Master Servicer's Indemnity. The Master Servicer shall use all reasonable efforts to obtain the benefits of the rights of indemnification in favor of Master Servicer contained in the Pooling and Servicing Agreement on behalf of the Primary Servicer and the Primary Servicer's agents, employees and subcontractors insofar as such indemnification relates to losses, liabilities, expenses, claims, demands, costs or judgments against the Primary Servicer arising out of or related to the Primary Servicer's performance hereunder. The rights of the Primary Servicer provided under this Section 9.2 shall survive the Primary Servicing Termination Date.

                                   ARTICLE X

                                 MISCELLANEOUS

            Section 10.1. Severability. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

            Section 10.2. Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way estop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

            Section 10.3. Headings. The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            Section 10.4. Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

            Section 10.5. Successors and Assigns. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and permitted assigns. The Special Servicer shall be an intended third-party beneficiary of this Agreement.

            Section 10.6. Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between or among the Primary Servicer and the Master Servicer with respect to the Servicing of the Mortgage Loans and the other matters contained herein. This Agreement, together with the Pooling and Servicing Agreement (to which the Primary Servicer is not a party), contain the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. If a conflict exists between this Agreement and the Pooling and Servicing Agreement, then the Pooling and Servicing Agreement shall control. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which (a) are set forth in this Agreement and (b)(i) are not set forth in the Pooling and Servicing Agreement or
(ii) are set forth in the Pooling and Servicing Agreement only in general terms, then Primary Servicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the Pooling and Servicing Agreement, then the Primary Servicer shall perform such task and duties in accordance with the Pooling and Servicing Agreement.

            Section 10.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

            Section 10.8. Governing Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            Section 10.9. Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

            If to the Master Servicer:

                  at the address set forth in Section 13.5 of the Pooling and Servicing Agreement;

            If to the Primary Servicer:

                  SunTrust Bank
                  25 Park Place, 26th Floor
                  Atlanta, Georgia 30303
                  Attn: Candy Harwell
                  Facsimile: (404) 588-8100

            Section 10.10. Amendment. In the event that the Pooling and Servicing Agreement is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the Pooling and Servicing Agreement, but no such amendment to the Pooling and Servicing Agreement or deemed amendment to this Agreement shall increase the obligations or decrease the rights of Primary Servicer under this Agreement without its express written consent which consent shall not be unreasonably withheld or delayed. This Agreement may not otherwise be altered or modified except by a written instruments executed by the party against whom enforcement is sought.

            Section 10.11. Other. This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the trust fund created pursuant to the Pooling and Servicing Agreement or any assets of such trust fund.

            Section 10.12. Benefits of Agreement. Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto by an authorized representative, all as of the day and year first above written.

                                             WELLS FARGO BANK, NATIONAL
                                                ASSOCIATION, acting solely in
                                                its capacity as a Master
                                                Servicer under the Pooling and
                                                Servicing Agreement

                                              By:   /s/ Stewart McAdams
                                                 -------------------------------
                                                 Name:  Stewart McAdams
                                                 Title: Sr. Vice President

                                             SUNTRUST BANK

                                              By:  /s/ Authorized Signatory
                                                 -------------------------------

                                   SCHEDULE I

                                  LOAN SCHEDULE

                                                                            Primary Servicing
 CMSA Loan                                                                      Fee Rate
   Number                   Loan Name               Cut-Off Date Balance     (basis points)
------------------------------------------------------------------------------------------------
     18       Copper Mill                                     $20,000,000                3.0000
     21       Featherstone Village                            $17,440,000                3.0000
     22       Hamilton Corner                                 $17,040,000                3.0000
     23       Candleton Village                               $16,976,747                3.0000
     32       Hilton Garden Inn Kennesaw                      $12,970,194                3.0000
     35       OK State Housing                                $11,764,073                3.0000
     42       Ice House Lofts                                  $9,200,000                3.0000
     44       Garners Crossing                                 $8,925,000                3.0000
     45       Brunswick Associates                             $8,780,506                3.0000
     56       Hampton Inn Chesapeake                           $7,287,400                3.0000
     64       Shoppes at Miller's Landing                      $3,566,300                3.0000
     65       Oakridge Plaza                                   $2,889,761                3.0000
     72       Brandon Ladd                                     $5,936,400                3.0000
     89       Cotton Exchange Building                         $4,200,000                3.0000
     92       Hampton Center East                              $4,094,260                3.0000
     97       Walgreen's Kennesaw                              $3,694,918                3.0000
     98       Walgreen's Cudahy                                $3,644,944                3.0000
     100      Ameriguard Self Storage                          $3,595,024                3.0000
     108      Oak Hill Station                                 $3,292,832                3.0000
     110      Battlefield Freedom                              $3,220,770                3.0000
     120      Imperial Corners                                 $2,720,000                3.0000
     126      Holiday MHP                                      $2,400,000                3.0000
     130      Walgreens Tucson                                 $2,196,906                3.0000
     132      Chapel Hill Medical                              $1,995,634                3.0000
     134      Hamilton Mill                                    $1,925,000                3.0000
     137      Lion's Court                                     $1,830,000                3.0000
     139      Lakeland Commons                                 $1,015,638                3.0000
     140      Lakeland Hills Plaza                               $707,051                3.0000
     146      Huntington Hills Plaza                           $1,556,584                3.0000
     147      Jared Jewelers                                   $1,505,000                3.0000
     149      Highland Station                                 $1,461,792                3.0000
     151      Oak Plaza                                        $1,453,051                3.0000
     152      Rosedale Village                                 $1,448,135                3.0000
     158      Scottsdale                                       $1,277,197                3.0000
     163      Shoppes @ Highland                               $1,041,603                3.0000

##

                                    EXHIBIT A

                         Pooling and Servicing Agreement

                                    EXHIBIT B

Exhibit B-1:      Form of Day One Report

Exhibit B-2:      Form of Monthly Remittance Report

Exhibit B-3:      Forms of Loan Status Reports

Exhibit B-4:      Form of Monthly Report on Pending Special Requests

Exhibit B-5:      Task Description

Exhibit B-6:      Consent Procedures

                                   EXHIBIT B-1

                             Form of Day One Report

Primary Servicer Name

Pool Name

For  Payment Due: _________________

==================================================================================================================================
                                           Scheduled
Wells    Primary    Beginning    Actual     Monthly     Scheduled    Scheduled      Ending                  Primary      Primary
Fargo    Servicer   Principal    Paid to      P&I       Principal     Interest    Principal    Interest    Servicing    Servicing
Loan #    Loan #     Balance      Date      Payment      Payment      Payment      Balance       Rate      Fee Rate        Fee
==================================================================================================================================
                      $   -                  $   -        $   -        $   -         $  -       0.000%       0.000%       $   -
                      $   -                  $   -        $   -        $   -         $  -       0.000%       0.000%       $   -
                      $   -                  $   -        $   -        $   -         $  -       0.000%       0.000%       $   -

TOTAL                 $   -                  $   -        $   -        $   -         $  -                                 $   -
                     =============================================================================================================

==============================================================

Wells
Fargo     Prepayment      Partial        Full       Prepayment
Loan #      Penalty     Prepayment    Prepayment       Date
==============================================================
             $   -         $   -         $   -
             $   -         $   -         $   -
             $   -         $   -         $   -

TOTAL        $   -         $   -         $   -
         =======================================


Prepared By: _____________________
Title: ___________________________

                                   EXHIBIT B-2

                        Form of Monthly Remittance Report

                                   Primary Servicer Name

                                   Address

Pool Name
                                   Monthly Remittance Report -
                                   mm/dd/yy

================================================================================================================================

Wells    Primary    Beginning     Gross        Net         Gross                   Primary        Net        Late
Fargo    Servicer   Principal      P&I      Principal    Interest    Interest     Servicing    Interest     Charge     Total Net
Loan #    Loan #     Balance     Payment     Payment      Payment     Basis      Fee Amount     Payment    Payment    Remittance
================================================================================================================================
                       $ -        $ -          $ -         $ -        0.000%         $ -          $ -        $ -          $ -
                       $ -        $ -          $ -         $ -        0.000%         $ -          $ -        $ -          $ -
                       $ -        $ -          $ -         $ -        0.000%         $ -          $ -        $ -          $ -

TOTAL                  $ -        $ -          $ -         $ -         0.00%         $ -          $ -        $ -          $ -
REMITTANCE           ===========================================================================================================

=========================================================
                                   Payment
Wells                 Ending     Date Recd
Fargo               Principal       From        Paid
Loan #               Balance      Borrower     to Date
=========================================================
                     $ -           $ -
                     $ -           $ -
                     $ -           $ -

TOTAL                $ -           $ -
REMITTANCE          =======================

Prepared By: _____________________
Title: ___________________________

                                   EXHIBIT B-3

                          Forms of Loan Status Reports

Exhibit B-3(a):      Real estate tax monitoring report

Exhibit B-3(b):      Insurance monitoring report

Exhibit B-3(c):      UCC monitoring report

                                 EXHIBIT B-3(a)

                      (Real estate tax monitoring report)

Pool Name

                              TAX MONITORING REPORT
                             DATED AS OF (month end)

Primary Servicer:

----------------------------------------------------------------------------------------------------------
Wells    Primary                                               Last Tax               Next Tax
Fargo    Servicer   Borrower   Property   Parcel    Taxing      Amount    Last Date    Amount    Next Tax
Loan #    Loan #      Name     Address    Number   Authority     Paid     Tax Paid      Due      Due Date
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Prepared By: ____________
Title: __________________

                                 EXHIBIT B-3(b)

                          (Insurance monitoring report)

Pool Name

                           INSURANCE MONITORING REPORT
                             DATED AS OF (month end)

Primary Servicer:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Loss
                                                                                             Payee       Meets
Wells    Primary                                                                            Reflects   Insurance
Fargo    Servicer   Borr.                   Expir.   Type of     Pol.    Prem.               Trust      Rating             Agent
Loan #    Loan #    Name                     Date    Coverage   Number   Amount   Carrier   (Y or N)   (Y or N)    Agent   City
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------


Wells
Fargo    Agent   Policy   Loan    Coverage
Loan #   State   Amount   Bal.   Difference
-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------


Prepared By:
Title:

                                 EXHIBIT B-3(c)

                             (UCC monitoring report)

Pool Name

                              UCC MONITORING REPORT
                             DATED AS OF (month end)

Primary Servicer:

------------------------------------------------------------------------------------------------------------------------------
                                                              Jurisdiction
Wells                                                         (Secretary of
Fargo    Primary Servicer   Borrower                            State or       Original      Continuation      Next
Loan #        Loan #          Name                               County)      Filing Date   Filing Number   Filing Date
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT B-4

                      (Report on Pending Special Requests)

                  QUARTERLY REPORT ON PENDING SPECIAL REQUESTS

Pool Name:
Date:
Primary Servicer:

-------------------------------------------------------------------------------------------------------------------------
Primary Servicer Loan       Master Servicer     Property       Type of      Date Request       Status of      Anticipated
Number                        Loan Number         Name         Request        Received          Request       Close Date
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B-5

                                TASK DESCRIPTION

                   MASTER SERVICER/PRIMARY SERVICER TASK LIST
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ13

Note: Some listed tasks designate more than one party to perform that function by placing an X in more than one column. In these instances, the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement. In the absence of specific allocation of obligations in this Agreement, the parties shall work in good faith to allocate responsibilities in a fair and equitable manner in accordance with this Agreement and the Pooling and Servicing Agreement.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      MASTER        PRIMARY     SPECIAL     TRUSTEE
                                                                                     SERVICER      SERVICER     SERVICER
------------------------------------------------------------------------------------------------------------------------------------
1.  Asset Files

    Original collateral file (security)                                                                                        X

    Authorized parties list for request for release of collateral                        X             X
    from Trustee

    Establish servicing files criteria                                                   X

    Establish and maintain servicing files                                                             X

    Provide access to servicing files and copies of servicing files                                    X
    or of specific documents upon request to the Master Servicer

    Request delivery of files from Trustee upon request and                              X
    certification of Primary Servicer

------------------------------------------------------------------------------------------------------------------------------------
2.  Property Taxes

    Monitoring of tax status - Loans with/without escrows                                              X

    Recommendation of payment of taxes - Loans with/without escrows                                    X

    Notification of advance requirement not less than 3 business                                       X
    days prior to advance being required

    Payment of taxes - with sufficient escrows                                                         X

    Payment of taxes - with escrow shortfall                                             X

------------------------------------------------------------------------------------------------------------------------------------
3.  Property Insurance

    Monitoring of insurance status - Loans with/without escrows                                        X

    Ensure insurance carrier meets Pooling and Servicing Agreement                                     X
    qualifications

    Ensure insurance in favor of the Master Servicer on behalf of                                      X
    the Trustee

    Recommendation of payment or force placement of insurance                                          X
    with/without escrow

    Notification of advance requirement or force placement of                                          X
    insurance not less than 3 business days prior to advance being required

    Payment of insurance - with sufficient escrows                                                     X

    Payment of insurance or force placement - with escrow shortfall                      X

    Manage processing of insurance claims in accordance with                                           X

    Mortgage Loan documents and the Pooling and Servicing Agreement
    Collection of insurance proceeds                                                                   X

    Consent to application of insurance proceeds                                         X

------------------------------------------------------------------------------------------------------------------------------------
4.  UCC Continuation Filings

    Maintain and monitor tickler system of the refiling dates on                                       X
    all Loans

    File UCC Continuation Statements                                                                   X

    Pay recording fees                                                                                 X

------------------------------------------------------------------------------------------------------------------------------------
5.  Collection/Deposit/Remittance of P&I payments and Principal
    Prepayments

    Collection and deposit of loan P&I payments and Principal                                          X
    Prepayments

    Remittance of available Primary Servicer P&I payments (net of                                      X
    Primary Servicing Fee) to Master Servicer

    Remittance of collections to the Trustee                                             X

    Remittance of Special Servicer compensation to the Special                           X
    Servicer

    Approval of Prepayment Premiums                                                      X

------------------------------------------------------------------------------------------------------------------------------------
6.  Collection/Deposit/Disbursement of Reserves

    Collection and deposit of reserves                                                                 X

    Disbursement of reserves                                                                           X

------------------------------------------------------------------------------------------------------------------------------------
7.  Customer Billing, Collection and Customer Service

    Contact delinquent borrowers by phone not more than 3 days                                         X
    after date of delinquency

    Send 30 day delinquent notices                                                                     X

    Send notice of balloon payment to each Mortgagor one year, 180                                     X
    days and 90 days prior to the related maturity date

    Provide copy of balloon payment notice to Master Servicer                                          X

------------------------------------------------------------------------------------------------------------------------------------
8.  Escrows

    Setup and monitor Escrow Accounts including escrow analysis                                        X

    Pay borrower investment income as required under mortgage loan                                     X
    documents or applicable law

    Prepare annual escrow analysis                                                                     X

------------------------------------------------------------------------------------------------------------------------------------
9.  Loan payment history/calculation

    Maintain loan payment history                                                                      X

    Create payoff/reinstatement statements and telecopy to Master                                      X
    Servicer

    Approve payoff calculations and telecopy approval to Primary                         X
    Servicer within five (5) Business Days

------------------------------------------------------------------------------------------------------------------------------------
10. Monitoring of Financial and Legal Covenants

    Collect monthly, quarterly and annual operating statements,                                        X
    budgets, rent rolls and borrower financial statements, as
    applicable

    Promptly deliver to the Master Servicer copies of the operating                                    X
    statements and rent rolls received or obtained by the Primary
    Servicer

    For each Mortgaged Property, within 90 calendar days after the                                     X
    end of each of the first three quarters (in each year) for the trailing or quarterly information received, commencing with respect to the quarter ending on June 30, 2007, deliver one (1)
    copy of completed annual operating statement analysis using the
    CMSA Operating Statement Analysis Report  and a completed CMSA
    Financial File (in each case in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) (in electronic format) for each Mortgaged Property to the Master
    Servicer, prepared using non-normalized quarterly operating statements and rent rolls received from the related Mortgagor.

    With respect to each calendar year, beginning in 2008 for                                          X
    year-end 2007, no later than the earlier of (i) 60 days after receipt of the underlying operating statements from the related
    Mortgagor and (ii) February 1 of each such calendar year,
    deliver to the Master Servicer an operating statement analysis report using the CMSA Operating Statement Analysis Report, a completed CMSA Financial File and a completed NOI Adjustment
    Worksheet (in each case in the form and containing the
    information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for each
    Mortgage Loan (in electronic format), based on the most
    recently available year-end financial statements and most
    recently available rent rolls of each applicable Mortgagor (to the extent provided to the Primary Servicer by or on behalf of each Mortgagor), containing such information and analyses for each Mortgage Loan provided for in the respective forms of
    Operating Statement Analysis Report, CMSA Financial File and
    NOI Adjustment Worksheet as would customarily be included in accordance with the Servicing Standard, including without
    limitation, Debt Service Coverage Ratios and income.

    Deliver to Master Servicer and the Persons identified in (and                                      X
    otherwise in accordance with) Section 8.14 of the Pooling and
    Servicing Agreement copies of any annual, monthly or quarterly financial statements and rent rolls collected with respect to the Mortgaged Properties, in each case within 30 days following receipt thereof by the Primary Servicer. As and to the extent requested by Master Servicer following request therefor
    received by Special Servicer, make inquiry of any Mortgagor with respect to such information or as regards the performance of the related Mortgaged Property in general.

------------------------------------------------------------------------------------------------------------------------------------
11. Advancing

    Determination of Non-Recoverability                                                  X

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12. Reporting (Electronic mail)

    Prepare and deliver to the Master Servicer the Day One Report                                      X
    (in the form of and setting the information called for by
    Exhibit B-1) on the first business day of each month

    Prepare and deliver to the Master Servicer a Monthly Remittance                                    X
    Report (in the form of and setting the information called for by  Exhibit B-2) for payments received on Mortgage Loans on each day that funds are required to be wired to the Master
    Servicer under Section 2 of this Agreement

    With respect to all modifications, waivers, consents or                                            X
    amendments that have been proposed, prepare and deliver to the
    Master Servicer a Monthly Report on Pending Special Requests
    (in the form of and setting form the information called for by
    Exhibit B-4) on the first business day of each month

    Prepare and deliver to the Master Servicer a CMSA Delinquent                                       X
    Loan Status Report (in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) on all Mortgage
    Loans on the Primary Servicer Remittance Date occurring in each month reflecting information as of the close of business on the
    Primary Servicer Determination Date occurring in such month

    Deliver on each April 25, July 25, October 25, and January 25                                      X
    of each year a Quarterly Servicing Accounts Reconciliation
    Certification in the form of Exhibit E

    Prepare Loan Status Reports (in the forms of and setting the                                       X
    information called for by Exhibit B-3) in each January, April,
    July and October of each year (commencing in July 2007);
    deliver same to Master Servicer not later than the Primary
    Servicer Remittance Date

    Complete and deliver CMSA Loan Setup File (in the form and                           X                          X
    containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for Mortgage Loans in accordance with Pooling and
    Servicing Agreement

    Complete CMSA Loan Periodic Update File  (in the form and                                         X
    containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA)  for Mortgage Loans reflecting information as of the close of business on the Primary Servicer Determination Date in each month; deliver same to Master Servicer not later than the
    Primary Servicer Remittance Date occurring in such month; such report to be in addition to the Day One Report

    Complete CMSA Property File (in the form and containing the                                        X
    information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for
    Mortgage Loans reflecting information as of the close of
    business on the Primary Servicer Determination Date in each month; deliver same to Master Servicer not later than the
    Primary Servicer Remittance Date occurring in such month

    Complete CMSA Servicer Watch List (in the form and containing                                      X
    the information called for by the version of such report in effect at the time under the reporting standards of the CMSA)
    for Mortgage Loans reflecting information (including the
    information required under the Pooling and Servicing Agreement)
    as of the close of business on the Primary Servicer
    Determination Date in each month; deliver same to Master
    Servicer not later than the Primary Servicer Remittance Date occurring in such month

    Complete and deliver CMSA Comparative Financial Status Report                                      X
    (in the form and containing the information called for by the version of such report in effect at the time under the
    reporting standards of the CMSA) reflecting information as of the close of business on the Primary Servicer Determination
    Date in each month; deliver same to Master Servicer not later than the Primary Servicer Remittance Date occurring in such month

    Complete CMSA Loan Level Reserve/LOC Report (in the form and                                       X
    containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for Mortgage Loans reflecting information as of the close of business on the Primary Servicer Determination Date in each month; deliver same to Master Servicer not later than the
    Primary Servicer Remittance Date occurring in such month

    Complete all other CMSA reports (in the form and containing the                                    X
    information called for by the version of each such report in effect at the time under the reporting standards of the CMSA)
    other than the Historical Loan Modification and Corrected
    Mortgage Loan Report, the Historical Liquidation Report and the
    REO Status Report, required to be provided by the Master
    Servicer under  the Pooling and Servicing Agreement, reflecting information as of the close of business on the Primary Servicer
    Determination Date in each month; deliver same to Master
    Servicer not later than the Primary Servicer Remittance Date occurring in such month

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13. Property Annual Inspections

    Conduct site inspection in accordance with requirement of                                          X
    Section 8.17 of the Pooling and Servicing Agreement

    Provide one copy of Inspection Reports (in the form and                                            X
    containing the information called for by the version of each such report in effect at the time under the reporting standards of the CMSA)  to the Master Servicer and other Persons
    identified in Section 8.17 of the Pooling and Servicing
    Agreement within 30 days of inspection

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14. Preparation of servicing transfer letters                                                          X

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15. Preparation of IRS Reporting (1098s and 1099s or other tax                                         X
    reporting requirements) and delivery of copies to the Master
    Servicer by January 31st of each year

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16. Comply with Section 5.12 of this Agreement.                                                        X

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17. [Reserved].                                                                                        X

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18. Compensation

    Primary Servicing Fee                                                                              X

    Investment earnings on Primary Servicer Collection Account, to                                     X
    the extent provided in Section 2.1(e) of this Agreement

    Investment earnings on escrow or reserve accounts not payable                                      X
    to borrower, to the extent provided in Section 2.1(f) of this
    Agreement

    Compensation specified on Exhibit B-6 in connection with                                           X
    modifications, waivers, consents or amendments

    Late charges and default interest to the extent collected from                       X
    borrowers (offsets advance interest per Pooling and Servicing
    Agreement with remainder to Master Servicer)

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

                                   EXHIBIT B-6

                       CONSENT PROCEDURES AND COMPENSATION

      1. With respect to each immaterial proposed Mortgage Loan modification, waiver, consent or amendment (each an Immaterial Decision) requested by a borrower, the Primary Servicer shall obtain the relevant information from the related borrower and analyze the request and, if the Primary Servicer (acting in a manner that is consistent with the Servicing Standard) determines to enter into the requested transaction, the Primary Servicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the transaction. In connection with such Immaterial Decision, the Primary Servicer shall be entitled to 100% of any consent or similar fee actually collected and otherwise payable to the Master Servicer under the Pooling and Servicing Agreement.

      2. With respect to each material proposed Mortgage Loan modification, waiver, consent or amendment (each a Material Decision) requested by a borrower, the Primary Servicer shall obtain the relevant information from the related borrower and analyze the request and, unless the Primary Servicer (acting in a manner that is consistent with the Servicing Standard) determines to disapprove the requested transaction, the Primary Servicer shall deliver to the Master Servicer a recommendation with an analysis and supporting documentation information (in such form as may be prescribed in the Pooling and Servicing Agreement or by the Master Servicer). The Master Servicer shall determine whether or not to approve any Material Decision for which the Primary Servicer has recommended approval, and the Master Servicer shall be responsible for submitting a recommendation to any Person entitled to approve or review the Material Decision under the Pooling and Servicing Agreement; and, if the Master Servicer approves the Material Decision, it shall notify the Primary Servicer and the Primary Servicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the Material Decision. In connection with such Material Decision, the Primary Servicer shall be entitled to 50%, and the Master Servicer shall be entitled to the remainder, of any consent or similar fee actually collected and otherwise payable to the Master Servicer under the Pooling and Servicing Agreement. In no event shall the Master Servicers approval be a condition to a determination by the Primary Servicer to disapprove any Material Decision. With respect to any Material Decision which does not require the approval or review of any Person other than the Master Servicer under the Pooling and Servicing Agreement, the Master Servicer shall determine whether to approve such Material Decision within 10 days of its receipt from the Primary Servicer of its analysis and all supporting documentation required for the Master Servicer to evaluate such Material Decision. If the Master Servicer fails to approve or disapprove such Material Decision within such time period, such Material Decision shall be deemed approved by the Master Servicer. With respect to any Material Decision which requires the approval or review of any Person in addition to the Master Servicer under the Pooling and Servicing Agreement, the Master Servicer shall within 10 days of its receipt of the Primary Servicers analysis and all required supporting documentation determine its recommendation regarding such Material Decision and submit such recommendation to such Person; the timing of the Primary Servicers receipt of a determination with respect to such Material Decision shall be subject to when such Person makes its determination in accordance with the terms of the Pooling and Servicing Agreement. The Master Servicer shall notify the Primary Servicer within three Business Days of its receipt from the Primary Servicer of initial documentation and analysis with respect to any Material Decision if additional analysis or supporting documentation is required by the Master Servicer, and the 10-day time periods referred to in this paragraph shall not commence until such additional analysis or documentation is received by the Master Servicer.

      3. All matters listed below as Material Decisions are hereby deemed to be Material Decisions. All matters listed below as Immaterial Decisions are hereby deemed to be Immaterial Decisions. With respect to any matter that is not listed as a Material Decision or an Immaterial Decision, the Primary Servicer shall notify the Master Servicer of the Primary Servicers preliminary determination of the matters materiality or immateriality, and the Master Servicer shall have 5 business days to disagree with such determination. Unless the Master Servicer disagrees, the matter shall be considered a Material Decision or an Immaterial Decision according to the Primary Servicers preliminary determination. If the Master Servicer disagrees, the matter shall be considered a Material Decision or Immaterial Decision according to the Master Servicers determination.

      4. Notwithstanding the foregoing, the Master Servicer alone shall make any determination to grant or withhold approval of any defeasance of the Mortgage Loan in whole or in part, and it shall process the defeasance and be entitled to the entirety of any fees payable by the borrower in connection with any such defeasance. Upon request the Master Servicer shall promptly notify the Primary Servicer of the status of the defeasance of any Mortgage Loan. Upon completion of the defeasance of any Mortgage Loan, Master Servicer shall notify the Primary Servicer of such defeasance.

      5. For purposes of the foregoing, for Material Decisions, if the fee chargeable to the borrower in connection with any proposed modification, waiver, consent or amendment is not prescribed in the mortgage loan documents, the Master Servicer shall have the right to consent to the amount of the fee to be charged.

      6. Notwithstanding Item 1, Item 2 and Item 3 above, with respect to each proposed Mortgage Loan modification, waiver, consent or amendment as to which the Special Servicer (or another Person other than the Master Servicer) under the Pooling and Servicing Agreement is exclusively entitled to make a determination to approve or disapprove (and/or to make a recommendation to another Person), the Primary Servicer shall forward the borrower request to the Master Servicer and the Primary Servicer shall not be entitled to approve or disapprove the request, to make a recommendation or to receive any compensation therefor.

      7. The Primary Servicer shall provide to the Master Servicer, quarterly on the Primary Servicer Remittance Date in January, April, July and October of each year, a report in form of Exhibit B-4 to the Primary Servicing Agreement setting forth the information called for by such form with respect to (i) all Immaterial Decisions that are pending but have not yet been consummated, (ii) all Immaterial Decisions that have been consummated since the prior such report and
(iii) all Material Decisions that were disapproved by the Primary Servicer.

------------------------------------------------------------------------------------------------------------------------------------
Each of the following Items 1 through 11 shall constitute a Material Decision for purposes of the Primary       Consent of
Servicing Agreement:                                                                                            Special Servicer
                                                                                                                or other Person
                                                                                                                Likely to be
                                                                                                                Required?*
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
1.        any modification, waiver, consent or amendment under any Mortgage Loan, in addition to those noted           Yes
          below, requiring  the consent or approval of the Special Servicer or other Person under the Pooling and Servicing Agreement
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2.        consent or approval of any waiver of any due-on-sale provision or of any assignment and assumption           Yes
          of the Mortgaged Property
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3.        consent or approval of any assignment of direct or indirect ownership interests in the Mortgaged             Yes
          Property or in the mortgagor not expressly permitted in the mortgage loan documents
------------------------------------------------------------------------------------------------------------------------------------
4.        consent or approval of any waiver of a due-on-encumbrance provision or of the entering into any              Yes
          additional indebtedness by the mortgagor.
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5.        any determination of whether or not to release any condemnation proceeds or proceeds of any                   No
          casualty insurance policy to the mortgagor or another Person
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6.        waiver of any default interest or late payment charge under the Mortgage Loan                                Yes
------------------------------------------------------------------------------------------------------------------------------------
7.        any modification, waiver or amendment of any restriction on principal prepayment set forth under             Yes
          the terms of the Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------
8.        any initiation, prosecution or continuation of any legal proceedings (including any foreclosure              Yes
          proceedings) or any determination to obtain a deed in lieu of foreclosure
------------------------------------------------------------------------------------------------------------------------------------
9.        approval of any provisions regarding the establishment, maintenance or termination of any reserve            Yes
          fund, escrow account, letter of credit or other additional collateral
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10.       approval of any draw on any letter of credit or other additional collateral under the Mortgage Loan           Yes
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11.       any approval of a new, modified, terminated or amended lease for more than 20% of the net rentable            No
          area of the property or 10,000 square feet (whichever is lesser), provided that (1) no subordination, non disturbance and attornment agreement (an SNDA) exists with respect to such lease and (2) no such lease is a Ground Lease.
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12.       any approval of a new, modified, terminated or amended lease not described in Item 11 if (1) an               Yes
          SNDA exists with respect to such lease  or  (2) such lease is a Ground Lease, and any grant or approval of any request for (or any waiver, consent, approval, amendment or modification in connection with) an SNDA
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          *(i) The terms of the Pooling and Servicing Agreement shall govern to the extent that there is any conflict between this column and what is required thereunder and (ii) to the extent the Master Servicer must exercise its discretion to determine when the Special Servicers or another Persons consent is required with respect to any listed Material
          Decision, the Master Servicers decision may differ from what is indicated in this column on a case by case basis.
------------------------------------------------------------------------------------------------------------------------------------

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Each of the following Items 1 through 4 shall constitute an Immaterial Decision for purposes of the Primary Servicing Agreement:
------------------------------------------------------------------------------------------------------------------------------------
1.        any release of a non-material parcel or other portion of the Mortgaged Property if (1) the related Mortgage Loan documents expressly require the related Mortgagor thereunder to make such releases upon the satisfaction of certain terms or conditions shall be made as required by such Mortgage Loan documents and (2) no REMIC Pool will fail to qualify as a REMIC as a result thereof and no tax on prohibited transactions or contributions after the Closing
          Date would be imposed on either REMIC Pool as a result thereof; and provided that the Primary Servicer shall cause the
          Mortgagor to pay the costs (including attorneys fees and expenses) associated with the determination described in clause (2)
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2.        the approval of the annual budget for the operation of the Mortgaged Property provided that no such budget (1) relates to a fiscal year in which an Anticipated Repayment Date occurs, (2) except with respect to Co op Mortgage Loans provides for the payment of operating expenses in an amount equal to more than 110% of the amounts budgeted therefor for the prior year or (3) provides for the payment of any material expenses to any affiliate of the Mortgagor (other than the payment of a management fee to any property manager if such management fee is no more than the management fee in effect on the Cut-off Date)
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

                                    EXHIBIT C

                 Form of Power of Attorney from Master Servicer

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

Attention: Commercial Mortgage Pass-
   Through Certificates Series 2007-IQ13

                    Space above this line for Recorders use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that WELLS FARGO BANK, NATIONAL ASSOCIATION, acting solely in its capacity as a Master Servicer (Master Servicer), under the Pooling and Servicing Agreement dated as of March 1, 2007 (the Pooling and Servicing Agreement) and a Primary Servicing Agreement dated as of March 1, 2007 (the Primary Servicing Agreement), in each case relating to the Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13, does hereby nominate, constitute and appoint SUNTRUST BANK, as Primary Servicer under the Primary Servicing Agreement (Primary Servicer), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

To perform any and all acts which may be necessary or appropriate to enable Primary Servicer to service and administer the Mortgage Loans (as defined in the Primary Servicing Agreement) in connection with the performance by Primary Servicer of its duties as Primary Servicer under the Primary Servicing Agreement, giving and granting unto Primary Servicer full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Primary Servicer shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of [___], 2007.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, acting solely in its
                                           capacity as a Master Servicer under
                                           the Pooling and Servicing Agreement
                                           and the Primary Servicing Agreement

                                           By:_________________________________
                                           Name:
                                           Title:

                                    EXHIBIT D

                                   [RESERVED]

                                    EXHIBIT E

            Quarterly Servicing Accounts Reconciliation Certification

Primary Servicer: SunTrust Bank

RE: Morgan Stanley Capital I Inc. , Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13

Pursuant to the Primary Servicing Agreement between Wells Fargo Bank, National Association (Wells Fargo Bank) and SunTrust Bank (Primary Servicer) for the transaction referenced above, I hereby certify with respect to each mortgage loan subserviced by Primary Servicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of [January, February and March][April, May and June][July, August and September][October, November and December] [(and, if this report is delivered in July 2007, the period from the Closing Date through March 30, 2007)], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Primary Servicers management, except as otherwise noted below:

EXCEPTIONS: ______________________________________________

__________________________  [Signature]

Name: [INSERT NAME OF SERVICING OFFICER]
Title: Servicing Officer, SunTrust Bank

Date: [April, July, October, January] 25, [20__]